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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2003

                                -----------------

                         American Realty Investors, Inc.

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             (Exact name of registrant as specified in its charter)

           Nevada                            1-15663                         75-2847135
(State or other jurisdiction         (Commission File Number)              (IRS Employer
of incorporation)                                                        Identification No.)

              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code              (469) 522-4200



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ITEM 5.  OTHER EVENT AND REQUIRED FD DISCLOSURE.

The Registrant released the attached press release attached hereto as Exhibit
99.1 on May 23, 2003.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN REALTY INVESTORS, INC.


Date: May 23, 2003                      By: /s/ RONALD E. KIMBROUGH
                                           ------------------------------------
                                            Ronald E. Kimbrough
                                            Ronald E. Kimbrough
                                            Executive Vice President and
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer and
                                            Acting Principal Executive Officer)